ELFUN TAX-EXEMPT INCOME FUND

(the “Fund”)

Supplement dated October 15, 2019 to the Prospectus and

Statement of Additional Information (“SAI”), each dated April 30, 2019,

each as may be revised and/or supplemented from time to time

Effective immediately, Stella DeLucia replaces Steven Chung as a Portfolio Manager on the Fund. Accordingly, effective immediately, the Prospectus and SAI are revised as follows:

•	On page 23 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Arthur Aaronson and Stella DeLucia. They have served as portfolio managers on the Fund since January 2019 and October 2019, respectively.

•

On page 67 of the Prospectus, the eighth, ninth, and tenth, paragraphs of the sub-section entitled “PORTFOLIO MANAGEMENT TEAMS” within the section entitled “MANAGEMENT AND ORGANIZATION” are deleted in their entirety and replaced with the following:

Key professionals involved in the day-to-day portfolio management of the Elfun Tax-Exempt Income Fund include the following:

Arthur Aaronson, CPA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Global Fixed Income Solutions group focusing on Tax Exempt and Taxable Municipal securities. Mr. Aaronson joined SSGA in July 2016 through its acquisition of GE Asset Management (GEAM). He was a Portfolio Manager in the Insurance Asset Management Group prior to assuming his role on the Municipal team. He joined GEAM in 2002 as an Assistant Portfolio Manager. Prior to GEAM, he spent 11 years at the Princeton Insurance Companies as Vice President of Investments. Previous to his tenure at Princeton, he was Chief Financial Officer for Propac Underwriters and spent several years at Pannell Kerr Forster, a national public accounting firm. Mr. Aaronson has a Bachelor of Science in Accounting and Law from Clarkson University and is a Certified Public Accountant and a member of the Pennsylvania Institute of Certified Public Accountants.

Stella DeLucia is a Managing Director of SSGA and the Adviser and a Senior Portfolio Manager in the Fixed Income Insurance Team. She is responsible for leading a team of insurance professionals managing $9 billion in insurance general account clients that includes approximately $2.1 billion in municipal assets. Ms. DeLucia joined SSGA in July 2016 through its acquisition of GEAM and has 30 years of experience in asset management. Ms. DeLucia started managing municipal portfolios in 1989 when she worked at Alliance Bernstein managing national and state specific municipal mutual funds. Upon joining GEAM in 1994, she managed total return municipal portfolios for multiple insurance clients. Ms. DeLucia holds a Bachelor of Science from Cornell University and a Master of Business Administration from the Stern School of Business at New York University.

•

On page 53 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed”, within the section “MANAGEMENT OF THE FUNDS”, the information regarding Steven Chung is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Stella DeLucia †††	5	$2.63	1	$0.06	91	(5)	$61.29	(5)	$63.98

†††	As of August 31, 2019.
(5)	Includes 3 accounts (totaling $2.27 billion in assets under management) with performance-based fees.

Ms. DeLucia did not beneficially own shares of the Fund as of August 31, 2019.

•	All other references to Steven Chung in the Prospectus and SAI are hereby deleted and replaced with Stella DeLucia.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE